MUFG Americas Holdings Corporation MUFG Americas Holdings Corporation Investor Presentation for the Quarter Ended June 30, 2016

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 This presentation describes activities of MUFG Americas Holdings Corporation and its consolidated subsidiaries (the Company) unless otherwise specified. This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s most recent annual report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC. The following appears in accordance with the Private Securities Litigation Reform Act. This presentation includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “ project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission (SEC), including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. All forward-looking statements contained herein are based on information available at the time of this presentation, and the Company assumes no obligation to update any forward-looking statements. This investor presentation includes additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the Basel III standardized approach on a fully phased-in basis)) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated July 25, 2016 and our 10-Q for the quarter ended June 30, 2016. Forward-Looking Statements and Non-GAAP Financial Measures 2

One of the Largest Regional Bank Holding Companies in the United States

- MUFG Americas Holdings Corporation (**MUAH**) (A3 / A / A)[1] and its principal subsidiary MUFG Union Bank, N.A. (**MUB**) (A2 / A+ / A)[1] are owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (**BTMU**) and Mitsubishi UFJ Financial Group, Inc. (**MUFG**). BTMU is a wholly-owned subsidiary of MUFG.
- Solid balance sheet with high-quality capital base and strong liquidity
- Conservative risk culture resulting in a high quality loan portfolio with strong credit performance
- Network of 366 U.S. retail and commercial branches and two international offices
- Prominent market share in demographically attractive West Coast markets
- Debt issuance by both MUB and MUAH
  - In February 2015, MUAH issued $2.2bn of senior notes across 3-, 5- and 10-year maturities

MUB Branch Network



Reference Banks' Period-End Assets ($bn) [2]



$438
$361
$339
$222
$199
$145
$144
$126
$124
$117
$101
$74
$71
$60
USB
PNC
COF
BBT
STI
CFG
FITB
RF
MTB
MUAH
KEY
HBAN
CMA
ZION

1. Credit ratings represent long-tem issuer ratings from Moody's, S&P, and Fitch Ratings respectively
2. Source: SNL Financial as of August 8, 2016; Holding companies by asset size, excluding institutions with significantly different business models.

'Reference Banks', referred to throughout this presentation, unless otherwise noted, consist of the 13 CCAR-filing public regional banks, plus the four largest U.S. money center banks (BAC, C, JPM and WFC)

MUAH Company Profile as of June 30, 2016

Headquarters	New York
Main Banking Office	San Francisco
U.S. Branches[3]	366
Employees[4]	Approx. 12,200
Total Assets	$117.2 billion
Total Loans Held for Investment	$79.4 billion
Total Deposits	$82.7 billion
Tangible Common Equity[5]	$12.8 billion

3. In addition, MUAH has two international offices
4. Full-time equivalent staff
5. Tangible common equity is a non-GAAP measure. Refer to MUAH's earnings release dated July 25, 2016 and our 10-Q for the quarter ended June 30, 2016 for a reconciliation between certain GAAP amounts and these non-GAAP measures

MUFG Americas Holdings Corporation Investor Presentation, 2Q16

3

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Core Strategic Subsidiary of Mitsubishi UFJ Financial Group (MUFG) • MUAH is a U.S. financial and bank holding company with a majority of independent board members • An integrated executive management committee oversees all operations in the Americas (both MUAH and BTMU branches) • The CEO of MUAH and MUB, Stephen Cummings, has authority over all of BTMU’s U.S. businesses and serves as a member of the Board of Directors of MUAH and MUB To better serve our clients in the Americas and leverage the strength of MUFG: • Effective July 1, 2014, the U.S. branch banking operations of BTMU were integrated within MUB • Not a legal entity combination, but rather an integration of personnel and certain business and support activities Domestic focus with global reach MUFG Americas business integration effective July 1, 2014 Ownership structure as of June 30, 2016 4

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Core Strategic Subsidiary of Mitsubishi UFJ Financial Group (MUFG) As of June 30, 2016 (dollars in billions) Employees4 Approx. 12,200 Total assets $117.2 billion Total loans held for investment 79.4 billion Total deposits 82.7 billion Common Equity Tier 1 risk-based capital ratio (fully phased-in)5 13.56% 1. As of March 31, 2016. 2.JPY denominated amounts converted to USD based on an exchange rate of 102.91 JPY/USD as of June 30, 2016; refer to MUFG’s Investor Relations website (http://www.mufg.jp/english/ir/) for additional information 3. As of March 31, 2016. Calculated in accordance with Japanese banking regulations based on information derived from MUFG’s consolidated financial statements prepared in accordance with Japanese GAAP, as required by the JFSA 4. Full-time equivalent staff 5. Common Equity Tier 1 risk-based capital ratio (standardized, fully phased-in basis) is a non-GAAP financial measure that is used to assess a bank holding company's capital position as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed. Please refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated July 25, 2016 and our 10-Q for the quarter ended June 30, 2016 As of June 30, 2016 (dollars in billions) Employees1 Approx. 140,000 Total assets $2,897.6 billion 2 Total loans 1,055.4 billion 2 Total deposits 1,563.4 billion 2 Common Equity Tier 1 risk-based capital ratio (fully phased-in)3 12.10% 5

July 2016 Organizational Structure Meets Regulatory Requirements


Mitsubishi UFJ Financial Group (MUFG)
100%
Mitsubishi UFJ Securities Holdings (MUS)
100%
Bank of Tokyo-Mitsubishi UFJ (BTMU)
100%
Mitsubishi UFJ Trust and Banking (MUTB)
3.8%
96.2%
Combined U.S. Operations
MUFG Americas Holdings Corp (MUAH)
Intermediate Holding Company
(formerly named UnionBanCal Corporation)
Branches
BTMU NY
MUTB NY
BTMU LA
BTMU Chicago
MUFG Union Bank, N.A (MUB)
MUFG Securities Americas Inc.
Non-Bank Subs (Leasing)
6/30/16 assets: $116.0bn1
12/31/15 assets: $34.2bn1

- The enhanced prudential standards require that all foreign banking organizations with at least $50bn in assets transfer ownership of controlled U.S. subsidiaries to an Intermediate Holding Company (IHC) by July 1, 2016
- MUAH was designated as MUFG's IHC for MUFG's non-branch U.S. subsidiaries

1. Most recent publicly disclosed asset figures for MUB and MUS(USA)

6

MUFG Americas Holdings Corporation Investor Presentation, 2Q16

MUFG Securities Americas Inc.

Capital Markets platform built to serve clients

- Platform delivers capital markets capabilities and solutions to MUAH & BTMU's client base
- MUS(USA)'s repo portfolio is substantially all collateralized by high quality, liquid assets
  - Approximately 90% is collateralized by U.S. Treasuries and Agency MBS and 10% is backed by equities and corporate bonds
  - Approximately 90% of the reverse repo portfolio is transacted through FICC or a triparty custodian
- Rated A+ by S&P and A by Fitch

MUFG Securities Americas Inc.
Balance Sheet [1] as of December 31, 2015

(Dollars in millions)

Assets		Liabilities	
Cash and cash equivalents	$ 125	Short-term borrowings	$ 1,048
Securities borrowed	7,114	Securities loaned	2,053
Securities purchased under agreements to resell	23,933	Securities sold under repurchase agreements	27,052
Securities owned	2,656	Securities sold but not yet purchased	2,916
Other assets	339	Subordinated debt	220
Total assets	**$ 34,167**	Other liabilities	259
		Total liabilities	**$ 33,548**
		Equity	
		Common stock and retained earnings	$ 619
		Total liabilities and equity	**$ 34,167**

Overview of core business areas

Capital Markets

- Specialists in debt and equity capital markets providing clients with comprehensive financing solutions across international capital markets

Fixed Income

- Leverage expertise of global organization in all major financial centers, providing market-making services across asset-backed securities, credit and rates
- Trading, sales and research organized around supporting the new-issue franchise and investor clients

Equities

- Sales, trading and research capabilities across cash equities and convertible bonds; service leader in the Japanese market; provide investors access to other global markets

Derivatives

- Agent only, derivative solutions for clients across rates, equities and credit products

1. MUFG Securities Americas, Inc. (formerly Mitsubishi UFJ Securities (USA), Inc.) Consolidated Statement of Financial Condition from Form X-17A-5 as of 12/31/2015

7

MUFG Americas Holdings Corporation Investor Presentation, 2Q16

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 2016 Second Quarter MUAH Results Compared to the previous quarter: • Net Income increased $256MM • Primarily due to a reduction in provision for credit losses • Net interest income increased $23MM due to an increase in loans held for investment and in the net interest margin Compared to the year-ago quarter: • Net Income increased $124MM • Increase primarily due to increase in total revenue and decrease in provision for credit losses. 1. Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle. For the Three Months Ended June 30, March 31, June 30, (Dollars in millions) 2016 2016 2015 Results of operations: Net interest income $ 720 $ 697 $ 719 Noninterest income 466 395 385 Total revenue 1,186 1,092 1,104 Noninterest expense 810 876 843 Pre-tax, pre-provision income 1 376 216 261 (Reversal of) provision for credit losses (37) 162 15 Income before income taxes and including noncontrolling interests 413 54 246 Income tax expense 119 17 71 Net income including noncontrolling interests 294 37 175 Deduct: Net loss from noncontrolling interests 11 12 6 Net income attributable to MUAH $ 305 $ 49 $ 181 8

MUAH Balance Sheet and Profitability Highlights

(Dollars in millions)	As of and For the Three Months Ended June 30, 2016	March 31, 2016	June 30, 2015
Balance sheet (end of period)			
Total assets	$ 117,156	$ 120,909	$ 114,266
Total securities	23,105	23,616	24,287
Total loans held for investment	79,392	79,299	76,399
Core deposits [1]	75,296	74,882	73,080
Total deposits	82,692	89,500	81,702
Long-term debt	10,445	11,843	8,852
MUAH Stockholder's equity	16,179	15,758	15,260
Performance ratios			
Net interest margin [2, 3]	2.77%	2.69%	2.84%
Return on average assets [2]	1.05	0.17	0.64
Return on MUAH stockholder's equity	7.65	1.25	4.73
Return on MUAH stockholder's equity excluding privatization and merger costs [2, 4]	8.96	1.54	5.69
Efficiency ratio [5]	68.42	80.17	76.42
Adjusted efficiency ratio [6]	61.13	72.12	69.02

Compared to 1Q 2016:

- Period end deposit balances decreased primarily due to a single short term deposit at previous quarter end
- Net interest margin increased 8bps reflecting higher yields on securities and a favorable change in the mix of borrowed funds
- Efficiency ratio decreased by approximately 12 percentage points

1. Core deposits exclude brokered deposits, foreign time deposits, domestic time deposits greater than $250,000 and certain other deposits not considered to be core customer relationships
2. Annualized
3. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
4. These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding MUAH's business results. Refer to MUAH's earnings release dated June 25, 2016 for a reconciliation between certain GAAP amounts and these non-GAAP measures
5. The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income)
6. Adjusted efficiency ratio is a non-GAAP financial measure. Refer to MUAH's earnings release dated July 25, 2016 for a reconciliation between certain GAAP amounts and these non-GAAP measures

MUFG Americas Holdings Corporation Investor Presentation, 2Q16

9

Business Model for Key Segments

Realignment to consolidate former Commercial Banking customers within other segments

Regional Bank

Offers products and services to individuals and businesses through five main divisions:

- **Residential Lending:** centralized origination, underwriting, processing, servicing, collection and administration for residential mortgages and HELOCs
- **Retail Banking**: comprehensive relationship management to clients with ≤$3 million in deposits and investment balances through 353 full-service branches in California Washington and Oregon, ATMs, call centers, and internet banking
- **Wealth Markets** (Private Wealth Management and Asset Management): comprehensive relationship management to clients with >$3 million in deposits and investment balances including through Highmark and UBIS[1]
- **Commercial Banking:** commercial credit products including commercial loans, accounts receivable, inventory and trade financing primarily for corporate customers with annual revenues ≤$500 million based on the U.S. West Coast
- **Real Estate Industries** has four business lines:
  - Institutional Markets covering REITs, fund managers and institutional owners
  - Regional Markets for West Coast privately capitalized investors/developers
  - Community Development Finance covering for-profit and non-profit affordable housing developers
  - Commercial Mortgage Ops to cover middle market commercial real estate investors

Partnership

Partnership

Transaction Banking

- Provides working capital management and asset servicing solutions, including deposits and treasury management, transactional trade finance, and institutional trust and custody
- Technology-driven business; manages Transaction Banking and enterprise digital channel product development

Investment Banking & Markets

- Provides structured credit services, including project finance, leasing & equipment finance, commercial finance, funds finance and securitizations
- Includes Global Capital Markets which provides syndicated loans, equity & debt underwriting, tax equity and merchant banking investments
- Delivers risk management solutions including FX, interest rate and energy

Partnership

Partnership

U.S. Wholesale Banking

- Provides corporate and commercial lending products, including loans, lines of credit and other extensions of credit to customers with target revenues greater than $500 million.
- Employs an industry-focused strategy including dedicated coverage teams in General Industries, Power and Utilities, Oil and Gas, Telecom and Media, Technology, Healthcare and Nonprofit, Public Finance, and Financial Institutions (predominantly Insurance and Asset Managers)

MUAH will evaluate the impact of the July 1, 2016 transfer of subsidiaries as a result of complying with enhanced prudential standards requirements on its business segments during the third quarter of 2016.

1. HighMark Capital Management, Inc (a registered investment advisor) and UnionBanc Investment Services LLC (a registered broker-dealer and investment advisor) are both subsidiaries of MUFG Union Bank, N.A.

10

MUFG Americas Holdings Corporation Investor Presentation, 2Q16

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Strong and High Quality Capital Base 1. Reference Banks’ consist of the 13 CCAR-filing public regional banks, plus the four largest U.S. money center banks, depicted on slide 3. Reference Banks’ average based on reporting through August 8, 2016 (Source: SNL Financial) 2. Tangible common equity ratiio is a non-GAAP measure. Refer to MUAH’s earnings release dated July 25, 2016 for a reconciliation between certain GAAP amounts and these non-GAAP measures 3. Common Equity Tier 1 risk-based capital ratio (standardized, fully phased-in basis) is a non-GAAP financial measure that is used to assess a bank’s capital position as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed. Please refer to MUAH’s earnings release dated July 25, 2016 and our 10-Q for the quarter ended June 30, 2016 for a reconciliation of between certain GAAP amounts and these non-GAAP measures MUAH has received capital contributions totaling in excess of $5bn since 2009, including a $1.2bn capital contribution from BTMU and a $300 million subordinated debt issuance to BTMU, both in December 2013 • MUAH reports its regulatory capital ratios under the standardized approach of the U.S. Basel III rules, with certain provisions subject to phase-in periods • MUB is subject to both the standardized and advanced approaches rules Capital ratios: Reference Banks' Average1 MUAH Capital Ratios June 30, 2016 June 30, 2016 March 31, 2016 June 30, 2015 Regulatory: Common Equity Tier 1 risk-based capital ratio 11.03% 13.58% 13.33% 13.56% Tier 1 risk-based capital ratio 12.00 13.58 13.33 13.56 Total risk-based capital ratio 14.33 15.44 15.32 15.30 Tier 1 leverage ratio 9.86 11.59 11.41 11.46 Other: Tangible common equity ratio2 9.08 11.27 10.55 10.70 Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in)3 N/A 13.56 13.31 13.49 11

Robust Liquidity at MUB and MUAH

- MUB's liquidity is supported by our core deposit base and a portfolio of high quality securities
- Double leverage ratio is 103% as of 3/31/2016[1]

06/30/2016, $millions		Amortized Cost / Carrying Amount[2]		Net Unrealized Gain (Loss)		Fair Value
Liquid Book[3]						
U.S. Treasury	$	645	$	19	$	664
U.S. government agency and government-sponsored agencies:						
Residential-mortgage backed securities (RMBS)		14,135		246		14,381
Commercial-mortgage backed securities (CMBS)		1,643		96		1,739
Total liquid book		16,423		361		16,784
Spread Book[3]:						
Privately issued:						
RMBS		245		3		248
CMBS		1,474		53		1,527
Collateralized loan obligations		3,267		(29)		3,238
Asset-backed and other		7		—		7
Total spread book		4,993		27		5,020
Other securities						
Direct bank purchase bonds		1,547		28		1,575
Other		32		1		33
Equity securities		6		1		7
Total other securities		1,585		30		1,615
Total securities		23,001		418		23,419
Total Available For Sale (AFS) securities	$	12,742	$	104	$	12,846
Total Held To Maturity (HTM) securities		10,259		314		10,573

some numbers may not sum due to rounding

Excess Reserves[4]: $2.3 Bn
Unpledged securities: $21.1 Bn
Unused FHLB and Fed Capacity: $28.8 Bn

Deposit and Wholesale Funding ($bn) as of June 30, 2016



Brokered Deposits: $4.8
Other Deposits: $2.6
Medium- and Long-term Debt: $10.4
Commercial Paper and Other Short-term Borrowings: $4.7
Core Deposits: $75.3

1. Source: MUAH FR Y-9LP as of March 31, 2016; defined as the Total Equity Investment in Subsidiaries divided by Total Equity. Management believes that this is a useful financial liquidity measure because it enables investors and others to assess the extent to which the Company is using debt to fund its equity investment in its subsidiaries.
2. Amortized Cost / Carrying Amount reflects amortized cost except for balances transferred from AFS to HTM. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer
3. The Liquid Book is comprised of securities typically sponsored by the U.S. government and U.S. government agencies and is the primary source of U.S. Basel III LCR defined High Quality Liquid Assets for liquidity risk management purposes; the Spread Book consists of all other securities within our Asset Liability Management portfolio
4. Interest bearing deposits in banks

MUFG Americas Holdings Corporation Investor Presentation, 2Q16

12

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Proposed Internal TLAC1 Requirement · The Federal Reserve Board’s proposal for Total Loss Absorbing Capacity (“TLAC”) would require MUAH to hold 18.5% of its risk weighted assets in TLAC-eligible instruments by January 1, 2022 · At least 7% must be in the form of eligible Long Term Debt issued to MUAH’s foreign parent · At 6/30/2016, MUAH/MUB had sufficient common equity capital and term debt to fulfill the proposed quantitative requirements · However, TLAC-eligible debt must be subordinated obligations of the holding company and be issued to a foreign parent · The proposed requirements for long term debt become fully effective on Jan 1, 2019 · MUFG is expected to be the external TLAC funding entity MUAH/MUB have sufficient term debt under the TLAC NPR; Full compliance requires some modifications 1. Federal Reserve Notice of Proposed Rulemaking concerning Total Loss-Absorbing Capacity, October 30, 2015 $13,233 $13,233 $300 $6,800; 7% $750 $3,500 $5,850 $3,600 0% 5% 10% 15% 20% 25% Actual If modified to comply with TLAC NPR % o f R W A Illustrative Example: 6/30/2016 MUAH & MUB External MUB Sr to BTMU MUB Sub to BTMU MUAH Sub to MUFG / BTMU CET1 Internal TLAC Minimum TLAC Min (incl. buffer) $ millions 13

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 MUB and MUAH Debt Outstanding and Maturity Schedule As of June 30, 2016 MUAH and MUB Term Debt Redemption Schedule - Next 10 Years MUFG Union Bank, N.A. Senior Subordinated Preferred External Issued to Parent External Issued to Parent $500MM Floating Rate Notes due 9/2016 $1,000MM Floating Rate Term Loan due 1/2018 $750MM Floating Rate Term Loan due 6/2023 -- $500MM 1.50% Notes due 9/2016 $1,500MM Floating Rate Term Loan due 1/2018 $250MM Floating Rate Notes due 5/2017 $1,000MM Floating Rate Term Loan due 1/2018 $500MM 2.125% Notes due 6/2017 $1,000MM 2.625% Notes due 9/2018 $500MM 2.25% Notes due 5/2019 MUFG Americas Holdings Corp. Senior Subordinated Preferred External Issued to Parent External Issued to Parent $250MM Floating Rate Notes due 2/2018 -- -- $300MM Floating Rate Term Loan due 12/2023 -- $450MM 1.625% Notes due 2/2018 $1,000MM 2.25% Notes due 2/2020 $400MM 3.50% Notes due 6/2022 $500MM 3.00% Notes due 2/2025 14

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Deposit Trends 1. Source: FDIC Summary of Deposits as of 6/30/2015 Average deposit balances have been steady over the last year Deposits1 Metropolitan Statistical Area (MSA) / State Rank Share (%) Santa Maria-Santa Barbara, CA 2 17.6 San Diego-Carlsbad, CA 3 14.1 Los Angeles-Long Beach-Anaheim, CA 4 10.0 Fresno, CA 4 7.5 Oxnard-Thousand Oaks-Ventura, CA 4 6.4 Salinas, CA 5 9.7 Riverside-San Bernardino-Ontario, CA 6 4.6 Sacramento--Roseville--Arden-Arcade, CA 6 4.4 San Francisco-Oakland-Hayward, CA 7 3.4 Seattle-Tacoma-Bellevue, WA 7 3.0 San Jose-Sunnyvale-Santa Clara, CA 7 2.7 California Total 4 6.8 Washington Total 12 2.2 Average Quarterly Deposit Breakdown ($ billions) 85 15

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Earning Asset Mix 2Q 2016 Loan mix balanced between residential and commercial 1. Average balance for the quarter ended June 30, 2016. May not total 100% due to rounding. 2 Total loans held for investment, including all nonperforming loans Loan Portfolio Composition Earning Asset Mix 1 Loans2: 76% 16

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Commercial Loan Portfolio Moderate growth in commercial lending. Net charge-offs in 2Q 2016 driven by oil & gas borrowers and covered by pre- established credit allowance Commercial and Corporate Portfolio Period-end Loan Balances and Net Charge-offs/(Recoveries) ($mm) 17

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Consumer Loan Portfolio Consumer portfolio continues to exhibit strong credit quality Home Equity & Other Consumer Portfolio Period-end Loan Balances and Net Charge-offs ($mm) Residential Mortgage Loan Portfolio Period-end Loan Balances and Net Charge-offs ($mm) $130 $126 $125 $118 $115 18

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Net Interest Margin Impacted by Low Rate Environment Low interest rate environment has pressured net interest margin 1. Net interest margin is annualized and presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent 2. Total loans held for investment Average Earning Assets ($bn) Net Interest Income 2 1 1 19

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Interest Rate Risk Management Net Interest Income (NII) ($mm) +200 bps -100 bps G rad u al p a ral lel yi e ld cur v e s h if t ove r 1 2 -m o n th h o ri z o n 20

Asset Quality Trends

Nonperforming Loans / Total Loans[1]



2.0%
1.0%
0.0%
1.85%
1.78%
1.41%
1.86%
1.66%
0.47%
0.55%
0.71%
1.21%
0.80%
2Q15
3Q15
4Q15
1Q16
2Q16
MUAH
Reference Banks Average 2

Net Charge-offs / Average Loans[4]



1.0%
0.5%
0.0%
-0.5%
0.41%
0.45%
0.43%
0.46%
0.49%
0.43%
0.10%
0.06%
(0.03)%
0.02%
2Q15
3Q15
4Q15
1Q16
2Q16
MUAH
Reference Banks Average 2

Criticized[3] & Nonaccrual Loans / Total Loans



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.83%
2.14%
3.16%
3.87%
3.60%
0.47%
0.55%
0.71%
1.21%
0.80%
2Q15
3Q15
4Q15
1Q16
2Q16
Criticized Percent of Total Loans Held For Investment
Nonaccrual Loans % Of Total Loans Held For Investment

Nonperforming Assets by Loan Type ($mm)



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
10
36
209
43
0.33%
9
32
201
40
138
0.38%
6
35
190
37
284
0.49%
6
32
186
30
702
0.81%
5
28
177
26
396
0.55%
2Q15
3Q15
4Q15
1Q16
2Q16
PCI and FDIC Covered OREO
Non-FDIC Covered OREO
Home Equity and Other Consumer
Residential Mortgage
Commercial Mortgage
Commercial & Industrial
NPA / Total Assets

1. Source: SNL Financial and company reports; MUAH ratio is three month-average, Reference Banks' ratios are YTD
2. Reference Banks' consist of the 13 CCAR-filing public regional banks, plus the four largest U.S. money center banks. Reference Banks' average based on reporting through 8/8/2016 (Source: SNL Financial)
3. Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status
4. Annualized ratio

MUFG Americas Holdings Corporation Investor Presentation, 2Q16
21

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 • Lower market pricing has led to downward rating migration within the portfolio • We proactively risk rate and downgrade loans based on revised cash flow expectations and collateral assessments • Reserve for oil & gas loans is strong at 10.2% of outstanding balances (11.8% for Petroleum Exploration and Production (PEP) only) • 74% of oil & gas commitments are Shared National Credit (SNC) with 25% of SNCs agented by us • Net charge-offs of $95 million within oil & gas portfolio in 2Q 2016. Approximately $51 million of the charge-offs resulted from the transfer of certain PEP loans from held for investment to held for sale Oil & Gas Overview Oil & Gas Portfolio Statistics as of June 30, 2016 Oil & Gas Portfolio Commitments as of June 30, 2016 Price declines led to increased reserves; reserve coverage remains strong (Dollars in millions) Loan Amt Allowance Reserve Ratio Oil & Gas portfolio: Total Commitments: $ 5,787 $ 326 5.6 % Of which are PEP 4,529 320 7.1 Of which are criticized 2,541 Of which Loans Outstanding; 2,835 290 10.2 Of which are PEP 2,434 287 11.8 Of which are criticized 1,577 22

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Oil & Gas Overview PEP Only Oil & Gas Portfolio • Allowance for loan & lease losses is 10.2% of outstanding O&G loans • Second lien / junior commitments are de minimis (less than 1% of total commitments) • 78.3% of oil & gas portfolio commitments; 85.9% of outstanding loans • Allowance for loan & lease losses is 11.8% of outstanding PEP loans • All Criticized and Nonaccrual oil & gas loans are within the PEP sub-sector as of June 30 Focus on reserve-secured PEP credits Oil & Gas Outstandings PEP Outstandings (Dollars in millions) June 30, 2016 March 31, 2016 Total outstanding $ 2,835 $ 3,536 Criticized 1,577 1,709 Nonaccrual 253 547 (Dollars in millions) June 30, 2016 March 31, 2016 Total outstanding $ 2,434 $ 3,080 Criticized 1,577 1,705 Nonaccrual 253 547 23

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Commercial Real Estate Overview 2Q 2016 Geographic Distribution2 2Q 2016 Property Type Breakdown Secured 89% Commercial Real Estate Statistics ($ MM) December 31, 2014 December 31, 2015 March 31, 2016 June 30, 2016 Commitments $ 23,877 $ 23,552 $ 24,400 $ 24,211 Commercial and Industrial 5,977 5,328 5,146 4,960 Commercial Mortgage 14,275 14,175 15,190 15,404 Construction 3,626 4,049 4,064 3,847 Outstandings 18,727 18,919 19,768 19,937 Commercial and Industrial 2,965 2,718 2,597 2,538 Commercial Mortgage 14,016 13,904 14,920 15,144 Construction 1,746 2,297 2,251 2,255 Nonperforming Loans 40 37 30 26 California 62% 1. Commercial real estate-purposed loans are comprised of commercial mortgage loans, construction loans and C&I loans to borrowers with real estate-exposed businesses 2. Excludes loans not secured by real estate; subsets of California constitute Metropolitan Statistical Areas (MSA) Largely secured, California-focused commercial real estate-purposed loans1 with strong credit performance 24

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Residential Mortgage and Home Equity1 Performed Well Through the Crisis 1. Includes Other Consumer loans 2. At origination 3. Excluding loans serviced by third-party service providers and loans covered by FDIC loss share agreements, includes PCI loans Data Source: Consumer Lending Monthly Summary and Key Statistics; Source: Residential – Mortgage Bankers Association, Home Equity-American Bankers Association Notes: National (SA) is seasonally adjusted American Bankers Association data; Benchmark metrics are reported on a one quarter lag Residential Mortgage Performance Trends (30 days Past Due + in Foreclosure) Home Equity Total Delinquency (30 Days + Past Due)1 Residential Mortgage Portfolio as of June 30, 2016: • 43% interest-only (non-amortizing) • 66% weighted average LTV2 for the I/O portfolio • No subprime programs or option ARM loans • Low delinquency rate due to focus on prime loans, high FICO scores, and low LTVs • 78% of the consumer portfolio has a refreshed FICO score of 720 and above3 • 96% has an LTV less than or equal to 80% 25

MUAH Compares Favorably With Others

Nonperforming Loans / Total Loans[1]



1.8%
1.5%
1.2%
0.9%
0.6%
0.3%
0.0%
0.80%
1.66%
2Q16
MUAH
Reference Banks' Average

Net Charge-offs / Average Loans[1,2]



0.6%
0.4%
0.2%
0.0%
0.49%
0.43%
2Q16
MUAH
Reference Banks' Average

Common Equity Tier 1 (Basel 3) Ratio[1]



15%
14%
13%
12%
11%
10%
13.58%
11.03%
2Q16
MUAH
Reference Banks' Average

Reference Banks' Credit Ratings[1,3]

	Holding Company Ratings			Bank Ratings		
Long-term ratings	**S&P**	**Moody's**	**Fitch**	**S&P**	**Moody's**	**Fitch**
U.S. Bancorp	A+	A1	AA	AA-	A1	AA
Wells Fargo & Company	A	A2	AA-	AA-	Aa2	AA
MUAH[4]	A	A3	A	A+	A2	A
BB&T Corporation	A-	A2	A+	A	A1	A+
JPMorgan Chase & Co.	A-	A3	A+	A+	Aa3	AA-
PNC Financial Services	A-	A3	A+	A	A2	A+
M&T Bank	A-	A3	A	A	A2	A
Comerica	BBB+	A3	A	A-	A3	A
Fifth Third Bancorp	BBB+	Baa1	A	A-	A3	A
Bank of America Corp.	BBB+	Baa1	A	A	A1	A+
Citigroup Inc.	BBB+	Baa1	A	A	A1	A+
KeyCorp	BBB+	Baa1	A-	A-	A3	A-
SunTrust Banks	BBB+	Baa1	A-	A-	Baa1	A-
Citizens Financial Group	BBB+	NR	BBB+	A-	Baa1	BBB+
Huntington	BBB	Baa1	A-	BBB+	A3	A-
Capital One Financial Corp.	BBB	NR	A-	BBB+	Baa1	A-
Regions Financial Corp.	BBB	Baa3	BBB	BBB+	Baa3	BBB
Zions Bancorporation	BBB-	Ba1	BBB-	BBB+	NR	BBB-

1. Reference Banks consist of the 13 CCAR-filing public regional banks, plus the four largest U.S. money center banks, depicted on slide 3. Reference Banks' average based on reporting through 08/8/2016 (Source: SNL Financial)
2. Annualized ratio
3. Ratings as of June 30, 2016
4. Standard & Poor's ratings for MUAH and MUB on negative outlook as of November 30, 2015

MUFG Americas Holdings Corporation Investor Presentation, 2Q16

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Key MUFG Group Credit Ratings

		MUFG Union Bank, N.A.		MUFG Americas Holdings Corporation	MUFG Securities Americas Inc.	The Bank of Tokyo-Mitsubishi UFJ, Ltd	Mitsubishi UFJ Financial Group, Inc.
		Deposits	Senior Debt	Senior Debt	Senior Debt	Senior Debt	Senior Debt
Moody's	Long-Term	Aa2	A2	A3	—	A1	A1[2]
	Short-Term	P-1	P-1	—	—	P-1	P-1
Standard & Poor's	Long-Term	—	A+	A	A+[1]	A+[1]	A[1]
	Short-Term	—	A-1	A-1	A-1	A-1	—
Fitch	Long-Term	A+	A	A	A	A	A[3]
	Short-Term	F1	F1	F1	F1	F1	F1[3]

- means not rated

1. Negative Outlook as of November 30, 2015
2. Upgraded from A2 as of February 10, 2016
3. Ratings assigned as of February 12, 2016

MUFG Americas Holdings Corporation Investor Presentation, 2Q16

27

2016 CCAR Severely Adverse Scenario Results

- The Federal Reserve did not object to MUAH's 2016 capital plan
  - At 10.2%, Fed modeled MUAH Tier 1 Capital ratio (Minimum) ranks tied for 4th highest among all CCAR banks
  - At 7.1%, Fed modeled MUAH Tier 1 Leverage ratio (Minimum) ranks 5th highest among all CCAR banks
- At 4.2%, Fed modeled MUAH credit loss rate ranks 5th lowest among all CCAR banks

Severely Adverse scenario included a severe global recession accompanied by a period of heightened corporate financial stress, large reductions in asset prices and negative yields for short-term U.S. Treasury securities.[1]

2016 CCAR Severely Adverse Scenario Results

MUAH Actual and Projected Capital Ratios Using Dodd-Frank Capital Actions

	Actual	Stressed Capital Ratios		Regulatory
	December 31, 2015	March 31, 2018	Minimum[2]	Minimum[3]
Common Equity Tier 1 Capital Ratio	13.6%	12.3%	12.3%	4.5%
Tier 1 Risk-based Capital Ratio	13.6%	12.3%	12.3%	6.0%
Total Risk-based Capital Ratio	15.6%	14.5%	14.4%	8.0%
Tier 1 Leverage Ratio	11.4%	8.9%	8.7%	4.0%

MUAH Actual and Projected Risk-Weighted Assets (RWA)

($ in Billions)	Actual December 31, 2015	Projected March 31, 2018
Risk-Weighted Assets (Standardized)	$94.8	$99.2

Note: MUAH is a standardized BHC for purposes of calculating capital levels and ratios. MUB is subject to both standardized and advanced approaches rules.
1. Source: Federal Reserve Board. For a complete description of scenarios and macroeconomic factors released by the FRB for the 2016 Dodd-Frank Act stress tests, please go to www.federalreserve.gov
2. Represents minimum projected capital ratios from Q1 2016 through Q1 2018.
3. Minimum post-stress regulatory ratios as defined in the Comprehensive Capital Analysis and Review 2016 Summary Instructions, January 2016.

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MUFG Americas Holdings Corporation Investor Presentation, 2Q16

MUFG Americas Holdings Corporation Investor Presentation, 2Q16 Conclusion • MUAH and MUB carry solid credit ratings and benefit from the ownership of MUFG, one of the world’s largest financial organizations • Strong local management team with a majority of independent board members • Solid balance sheet with high-quality capital base and strong liquidity • Conservative risk culture resulting in a high quality loan portfolio with historically strong credit performance and proactive management of oil & gas exposures • There are many risks facing the banking industry and MUAH; please refer to the Risk Factors on pages 18-35 of our Form 10-K for the year ended December 31, 2015 and pages 91-94 of our Form 10-Q for the quarter ended June 30, 2016. Contacts Mimi Mengis Doug Lambert Managing Director Director 415-765-3182 415-765-3180 mimi.mengis@unionbank.com doug.lambert@unionbank.com 29